UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 26, 2022

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Item 8.01.	Other Events

On May 26, 2022, Middlefield Banc Corp. (the “Company”), the holding company of The Middlefield Banking Company, and Liberty Bancshares, Inc. (“Liberty”), the holding company of Liberty National Bank, issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of May 26, 2022, by and among the Company, Liberty, and MBCN Merger Subsidiary, LLC (“Merger Sub”), a wholly owned subsidiary of the Company, pursuant to which, upon the terms and subject to the conditions set forth therein, Liberty will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger. A copy of the press release, as well as a copy of the accompanying investor presentation, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and incorporated herein by reference.

Information about the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file a registration statement on Form S-4 with the SEC to register the shares of the Company’s common stock that will be issued to Liberty shareholders in connection with the Merger. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed Merger, which will be sent to the shareholders of Liberty and the Company seeking their approval of the proposed Merger.

SHAREHOLDERS OF LIBERTY, COMPANY SHAREHOLDERS, AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LIBERTY, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE MERGER, AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.middlefieldbank.com or may be obtained from the Company by written request to Middlefield Banc Corp., 15985 East High Street, Middlefield, Ohio 44062, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Liberty and other persons may be deemed to be participants in the solicitation of proxies from Liberty shareholders and Company shareholders with respect to the Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on April 5, 2022. Information regarding the directors and executive officers of Liberty, which is a private company, and other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus to be included in the Form S-4 Registration Statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on the Company’s current expectations, beliefs and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company’s failure to integrate Liberty and Liberty National Bank in accordance with expectations; deviations from performance expectations related to Liberty and Liberty National Bank; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or Liberty or on the Company or Liberty’s behalf. The Company and Liberty disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Additional factors which could affect future results of the Company can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Middlefield Banc Corp. and Liberty Bancshares, Inc. dated May 26, 2022

99.2	Investor Presentation of Middlefield Banc Corp. dated May 26, 2022

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 26, 2022	/s/ James R. Heslop, II
President and CEO